UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
——————————————

FORM 8-K
——————————————

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 6, 2023

——————————————
ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
——————————————

Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1359 Broadway, Suite 1710
New York, New York 10018
(Address of principal executive offices) (Zip Code)
(212) 433-3791
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
——————————————
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 6, 2023, Zentalis Pharmaceuticals, Inc. (the “Company”) and LM Cohen & Co. LLP (the "Subtenant") entered into a Sublease Agreement (the "Sublease") pursuant to which the Subtenant will sublease the Company's office space located at 1359 Broadway, Suites 1710 and 1800, New York, NY 10018 (the "Premises"), which the Company leased under that certain Lease Agreement entered into on March 24, 2021 (the "Lease") between the Company and ESRT 1359 BROADWAY, L.L.C. (the "Landlord"). The Lease was previously disclosed by the Company in its Annual Report filed with the U.S. Securities and Exchange Commission on March 25, 2021.
The term of the Sublease will commence on the later of (i) ten (10) business days following written notice of the date and time of receipt of written consent to the Sublease by the Landlord, or (ii) May 1, 2023, and will extend through November 29, 2032, unless sooner terminated in accordance with the terms of the Sublease.
The Sublease provides that base rent for the Premises will be approximately $1.5 million per annum, or approximately $128,000 per month, for the first five years of the term of the Sublease. The base rent for the Premises will be approximately $1.7 million per annum, or approximately $141,000 per month, for the period commencing on the sixth anniversary of the commencement of the Sublease period through and including the expiration date. The Sublease also contains a 14-month rent abatement provision. In addition, the Sublease contains customary representations and warranties, covenants, obligations and indemnities in favor of either party.
Notwithstanding the Company's entry into the Sublease, all of the terms of the Lease, including the Company's obligations under the Lease, will remain in full force and effect until the Lease is terminated in accordance with its terms. If the Lease is terminated in accordance with its terms prior to November 29, 2032, then the Sublease will also be terminated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: March 9, 2023	By:	/s/ Kimberly Blackwell, M.D.
Kimberly Blackwell, M.D.
Chief Executive Officer